Exhibit 99.1

The Men’s Wearhouse, Inc.

News Release	For Immediate Release
MEN’S WEARHOUSE REPORTS THIRD QUARTER 2005 RESULTS
Conference call to discuss third quarter results at 5:00 pm eastern today
HOUSTON — November 16, 2005 — The Men’s Wearhouse (NYSE: MW) today announced its consolidated financial results for the third quarter ended October 29, 2005.
THIRD QUARTER RESULTS

Third Quarter Sales Summary — Fiscal 2005
	U.S. dollars, in millions		Total Sales		Comparable Store
	Current Year	Prior Year	Change %		Sales Change %

Total Company	$392.7	$357.8	9.8%

United States	$348.7	$318.5	9.5%		6.6%

Canada	$44.0	$39.3	12.1	%(A)	3.1%

(A)	Total sales change % using Canadian dollars was 3.8%.
Diluted earnings per share increased to $0.44 for the third quarter ended October 29, 2005 compared to $0.23 last year. Net earnings were $24.1 million compared to $12.9 million last year. Excluding Eddie Rodriguez net operating losses and a charge related to the impairment of certain technology assets from last year, diluted earnings per share increased from $0.27 last year to $0.44 this year.
The 2005 third quarter diluted earnings per share of $0.44 are not directly comparable to the previous guidance for the third quarter of $0.33 to $0.35 per diluted earnings per share. The primary difference relates to the positive impact of a lower than expected effective tax rate for the third quarter. The company recognized an adjustment of $2.0 million to tax reserves associated with favorable developments on certain outstanding income tax matters, which added $0.04 to diluted earnings per share. The effective tax rate was also lower than previously estimated due to an increase in the estimated amount of tax exempt income for the current fiscal year. This caused net tax expense to be $0.9 million less than previously expected and added $0.02 to diluted earnings per share.
Excluding these tax related increases in 2005’s third quarter diluted earnings per share, adjusted diluted earnings per share were up 41% to $0.38 over comparable 2004’s third quarter results of $0.27 per diluted share excluding charges.

YEAR-TO-DATE RESULTS

Nine Months Sales Summary — Fiscal 2005
	U.S. dollars, in millions		Total Sales		Comparable Store
	Current Year	Prior Year	Change %		Sales Change %

Total Company	$1,227.9	$1,088.0	12.9%

United States	$1,094.0	$969.3	12.9%		9.4%

Canada	$133.9	$118.7	12.8	%(B)	3.5%

(B)	Total sales change % using Canadian dollars was 3.9%.
Diluted earnings per share increased to $1.28 for year-to-date ended October 29, 2005 compared to $0.84 last year. Net earnings were $71.2 million compared to $46.3 million last year. Excluding Eddie Rodriguez net operating losses in the prior and current years, and a charge related to the impairment of certain technology assets from last year, adjusted diluted earnings per share increased from $0.90 last year to $1.39 this year.
Additionally, excluding tax related increases in 2005’s third quarter diluted earnings per share, adjusted diluted earnings per share were up 48% to $1.33 for the nine month period, compared to 2004’s nine month’s results of $0.90 per diluted share excluding charges.
2005 GUIDANCE
The Company closed all six of its Eddie Rodriguez stores by the end of the second quarter. There have been no additional losses on the Eddie Rodriguez stores, therefore, the loss for fiscal 2005 is expected to be $0.11 diluted earnings per share. The loss for the fourth quarter of fiscal year 2004 was $0.02 and for the full fiscal year of 2004 was $0.05 diluted earnings per share.
For the fourth quarter, the Company expects diluted earnings per share in a range of $0.46 to $0.48 based on a 3% to 4% same store sales increase in the U.S. and 2% to 3% same store sales increases in Canada, an effective tax rate of approximately 39.0% and fully diluted shares outstanding of 54.1 million.
In the fourth quarter, the Company expects to incur additional taxes on dividends to be repatriated from its Canadian subsidiary under the American Jobs Creation Act of 2004 (the Jobs Creation Act). The Jobs Creation Act created a one-time deduction for certain qualifying dividends from earnings of non-U.S. subsidiaries that are repatriated during a one-year qualifying period. This special deduction will have the effect of substantially reducing the U.S. tax applicable to non-U.S. subsidiary earnings that are repatriated and eligible for this benefit. The Company anticipates repatriating approximately $75 million of its Canadian subsidiary earnings as dividends that will qualify under the Jobs Creation Act. The effect on the fourth quarter will increase the Company’s tax provision by an estimated $1.4 million, net of foreign tax credits, or the equivalent of $0.03 cents in diluted earnings per share which is included in our fourth quarter and full year 2005 guidance.

For fiscal year 2005, the Company expects adjusted diluted earnings per share, excluding the Eddie Rodriguez results, to be in a range of $1.85 to $1.87 based on high single digit same store sales increase in the U.S. and low single digit same store sales increase in Canada for the fiscal year. Including the Eddie Rodriguez net operating losses, the fiscal year 2005 adjusted diluted earnings per share are expected to be in a range of $1.74 to $1.76. The Company’s full year 2005 guidance includes the effect of the previously discussed favorable tax events that occurred in the third quarter of 2005.
UPDATED CONFERENCE CALL TIME (5:00 PM) AND WEBCAST INFORMATION
At 5:00 p.m. Eastern time today, company management will host a conference call and real-time webcast to review the financial results of The Men’s Wearhouse, Inc.’s third quarter. To access the conference call, dial 706-758-9606. To access the live webcast presentation, visit the Investor Relations section of the company’s website at www.menswearhouse.com. A telephonic replay will be available through November 23 by calling 706-645-9291 and entering the access code of 2126433, or a webcast archive will be available free on the website for approximately 90 days.
STORE INFORMATION

	October 29, 2005		October 30, 2004		January 29, 2005
	Number	Sq. Ft.	Number	Sq. Ft.	Number	Sq. Ft.
	of Stores	(000’s)	of Stores	(000's)	of Stores	(000's)

Men’s Wearhouse	525	2,887.0	514	2,801.4	517	2,825.3

Moores, Clothing for Men	115	714.8	114	704.3	114	705.3

K&G (C)	77	1,829.4	74	1,712.1	76	1,770.1

Total	717	5,431.2	702	5,217.8	707	5,300.7

(C)	51, 38 and 43 stores, respectively, offering women’s apparel.
Founded in 1973, Men’s Wearhouse is one of North America’s largest specialty retailers of men’s apparel with 717 stores. The stores carry a full selection of designer, brand name and private label suits, sport coats, furnishings and accessories, including tuxedo rentals available in the Men’s Wearhouse and Moores stores.

This press release contains forward-looking information. The forward-looking statements are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be significantly impacted by various factors, including unfavorable local, regional and national economic developments, disruption in retail buying trends due to homeland security concerns, severe weather conditions, aggressive advertising or marketing activities of competitors and other factors described herein and in the Company’s annual report on Form 10-K for the year ended January 29, 2005 and subsequent Forms 10-Q.
For additional information on Men’s Wearhouse, please visit the Company’s website at www.menswearhouse.com.

CONTACT:	Claudia Pruitt, Men’s Wearhouse (713) 592-7200 Ken Dennard, DRG&E (713) 529-6600
— Tables to Follow —

THE MEN’S WEARHOUSE, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (Unaudited)
FOR THE NINE MONTHS ENDED
October 29, 2005 AND October 30, 2004
(In thousands, except per share data)

	Nine Months Ended
		% of		% of
	2005	Sales	2004	Sales
			(as restated) (1)
Net sales	$1,227,920	100.00%	$1,088,004	100.00%
Cost of goods sold, including buying, distribution and occupancy costs	736,012	59.94%	665,382	61.16%

Gross margin	491,908	40.06%	422,622	38.84%

Selling, general and administrative expenses	382,181	31.12%	345,565	31.76%

Operating income	109,727	8.94%	77,057	7.08%

Interest income	(2,122)	(0.17%)	(953)	(0.09%)
Interest expense	4,427	0.36%	4,204	0.39%

Earnings before income taxes	107,422	8.75%	73,806	6.78%

Provision for income taxes	36,253	2.95%	27,493	2.53%

Net earnings	$71,169	5.80%	$46,313	4.26%

Net earnings per share (2):
Basic	$1.32		$0.86

Diluted	$1.28		$0.84

Weighted average common shares outstanding (2):
Basic	54,050		53,984

Diluted	55,765		55,064

(1)	The Company’s Annual Report on Form 10-K for fiscal year 2004 included a restatement of certain historical information as discussed in Note 13 to the consolidated financial statements.

(2)	All earnings per share and weighted average common share information reflects a three-for-two stock split in the form of a stock dividend effective at the close of business on June 13, 2005.

THE MEN’S WEARHOUSE, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (Unaudited)
FOR THE THREE MONTHS ENDED
October 29, 2005 AND October 30, 2004
(In thousands, except per share data)

	Three Months Ended
		% of		% of
	2005	Sales	2004	Sales
			(as restated) (1)
Net sales	$392,695	100.00%	$357,795	100.00%
Cost of goods sold, including buying, distribution and occupancy costs	234,866	59.81%	218,439	61.05%

Gross margin	157,829	40.19%	139,356	38.95%

Selling, general and administrative expenses	123,380	31.42%	117,638	32.88%

Operating income	34,449	8.77%	21,718	6.07%

Interest income	(557)	(0.14%)	(316)	(0.09%)
Interest expense	1,428	0.36%	1,431	0.40%

Earnings before income taxes	33,578	8.55%	20,603	5.76%

Provision for income taxes	9,499	2.42%	7,725	2.16%

Net earnings	$24,079	6.13%	$12,878	3.60%

Net earnings per share (2):
Basic	$0.45		$0.24

Diluted	$0.44		$0.23

Weighted average common shares outstanding (2):
Basic	53,661		53,792

Diluted	54,971		55,038

(1)	The Company’s Annual Report on Form 10-K for fiscal year 2004 included a restatement of certain historical information as discussed in Note 13 to the consolidated financial statements.

(2)	All earnings per share and weighted average common share information reflects a three-for-two stock split in the form of a stock dividend effective at the close of business on June 13, 2005.

THE MEN’S WEARHOUSE, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED BALANCE SHEETS (In thousands) (Unaudited)

	October 29,	October 30,
	2005	2004
		(as restated) (1)
ASSETS

Current assets:
Cash and cash equivalents	$27,645	$95,179
Short-term investments	69,925	—
Accounts receivable, net	17,710	17,763
Inventories	465,719	434,271
Other current assets	30,686	33,708

Total current assets	611,685	580,921
Property and equipment, net	269,629	242,368
Goodwill	57,020	56,025
Other assets, net	60,764	47,480

Total assets	$999,098	$926,794

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities	$228,381	$205,681
Long-term debt	130,000	131,000
Deferred taxes and other liabilities	50,446	49,844
Shareholders’ equity	590,271	540,269

Total liabilities and equity	$999,098	$926,794

(1)	The Company’s Annual Report on Form 10-K for fiscal year 2004 included a restatement of certain historical information as discussed in Note 13 to the consolidated financial statements.

THE MEN’S WEARHOUSE, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
FOR THE NINE MONTHS ENDED
October 29, 2005 AND October 30, 2004
(In thousands)

	Nine Months Ended
	2005	2004
		(as restated) (1)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net earnings	$71,169	$46,313
Non-cash adjustments to net earnings:
Depreciation and amortization	46,719	39,393
Other	307	3,711
Changes in assets and liabilities	(66,052)	(55,073)

Net cash provided by operating activities	52,143	34,344

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(52,109)	(56,130)
Purchases of available-for-sale investments	(99,000)	—
Proceeds from sales of available-for-sale investments	29,075	—
Net assets acquired	—	(11,000)
Other	(69)	(291)

Net cash used in investing activities	(122,103)	(67,421)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock	22,192	6,165
Purchase of treasury stock	(90,280)	(11,186)
Other	—	(276)

Net cash used in financing activities	(68,088)	(5,297)

Effect of exchange rate changes	685	1,407

DECREASE IN CASH AND CASH EQUIVALENTS	(137,363)	(36,967)

Balance at beginning of period	165,008	132,146

Balance at end of period	$27,645	$95,179

(1)	The Company’s Annual Report on Form 10-K for fiscal year 2004 included a restatement of certain historical information as discussed in Note 13 to the consolidated financial statements.

THE MEN’S WEARHOUSE, INC. AND SUBSIDIARIES
UNAUDITED NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
(A Non-GAAP Financial Measure)
(In thousands, except per share amounts)
Use of Non-GAAP Financial Measures
We have provided non-GAAP adjusted earnings per share information for the nine months ended October 29, 2005, the nine months ended October 30, 2004, the three months ended October 30, 2004, the three months ended January 29, 2005 and the twelve months ended January 29, 2005 in this press release in addition to providing financial results in accordance with GAAP. This information reflects, on a non-GAAP adjusted basis, our net earnings and earnings per diluted share after excluding the net operating losses from the Eddie Rodriguez stores and the effects of a charge related to the impairment of certain technology assets. These losses were:
$6.3 million, net of tax, or $0.11 diluted earnings per share for the nine months ended October 29, 2005
$3.3 million, net of tax, or $0.06 diluted earnings per share for the nine months ended October 30, 2004
$2.1 million, net of tax, or $0.04 diluted earnings per share in the third quarter of fiscal 2004
$0.9 million, net of tax, or $0.02 diluted earnings per share for the fourth quarter of fiscal 2004
$4.2 million, net of tax, or $0.08 diluted earnings per share for the full year of fiscal 2004
This non-GAAP financial information is provided to enhance the user’s overall understanding of the Company’s current financial performance. Specifically, we believe the non-GAAP adjusted results provide useful information to both management and investors by excluding an expense item that we believe is not indicative of our core operating results. The non-GAAP financial information should be considered in addition to, not as a substitute for or as being superior to, operating income, cash flows, or other measures of financial performance prepared in accordance with GAAP. A reconciliation of this non-GAAP information to our actual results for the nine months ended October 29, 2005, the nine months ended October 30, 2004, the three months ended October 30, 2004, the three months ended January 29, 2005, and the twelve months ended January 29,2005 is as follows:
Non-GAAP Financial Measures

	Nine Months Ended October 29, 2005
			NON-GAAP
	GAAP	NON-GAAP	Adjusted
	Results	Adjustments	Results
Net sales	$1,227,920	$(1,791)	$1,226,129
Cost of goods sold, including buying, distribution and occupancy costs	736,012	(5,116)	730,896

Gross margin	491,908	3,325	495,233
Selling, general and administrative expenses	382,181	(6,492)	375,689

Operating Income	109,727	9,817	119,544
Interest income	(2,122)	—	(2,122)
Interest expense	4,427	—	4,427

Earnings before income taxes	107,422	9,817	117,239
Provision for income taxes	36,253	3,552	39,805

Net earnings	$71,169	$6,265	$77,434

Net earnings per diluted share (1)	$1.28	$0.11	$1.39

Weighted average diluted common shares outstanding	55,765		55,765

(1)	Due to the effect of rounding, the sum of the per share amounts may not equal the effect of the adjustments.

Non-GAAP Financial Measures (continued)

	Nine Months Ended October 30, 2004
			NON-GAAP
	GAAP	NON-GAAP	Adjusted
	Results	Adjustments	Results
Net sales	$1,088,004	$(1,963)	$1,086,041
Cost of goods sold, including buying, distribution and occupancy costs	665,382	(3,261)	662,121

Gross margin	422,622	1,298	423,920
Selling, general and administrative expenses	345,565	(3,960)	341,605

Operating Income	77,057	5,258	82,315
Interest income	(953)	—	(953)
Interest expense	4,204	—	4,204

Earnings before income taxes	73,806	5,258	79,064
Provision for income taxes	27,493	1,959	29,452

Net earnings	$46,313	$3,299	$49,612

Net earnings per diluted share (1)	$0.84	$0.06	$0.90

Weighted average diluted common shares outstanding	55,064		55,064

	Three Months Ended October 30, 2004
			NON-GAAP
	GAAP	NON-GAAP	Adjusted
	Results	Adjustments	Results
Net sales	$357,795	$(818)	$356,977
Cost of goods sold, including buying, distribution and occupancy costs	218,439	(1,488)	216,951

Gross margin	139,356	670	140,026
Selling, general and administrative expenses	117,638	(2,759)	114,879

Operating Income	21,718	3,429	25,147
Interest income	(316)	—	(316)
Interest expense	1,431	—	1,431

Earnings before income taxes	20,603	3,429	24,032
Provision for income taxes	7,725	1,283	9,008

Net earnings	$12,878	$2,146	$15,024

Net earnings per diluted share (1)	$0.23	$0.04	$0.27

Weighted average diluted common shares outstanding	55,038		55,038

(1)	Due to the effect of rounding, the sum of the per share amounts may not equal the effect of the adjustments.

Non-GAAP Financial Measures (continued)

	Three Months Ended January 29, 2005
			NON-GAAP
	GAAP	NON-GAAP	Adjusted
	Results	Adjustments	Results
Net sales	$458,675	$(1,215)	$457,460
Cost of goods sold, including buying, distribution and occupancy costs	278,293	(1,870)	276,423

Gross margin	180,382	655	181,037
Selling, general and administrative expenses	139,351	(832)	138,519

Operating Income	41,031	1,487	42,518
Interest income	(573)	—	(573)
Interest expense	1,695	—	1,695

Earnings before income taxes	39,909	1,487	41,396
Provision for income taxes	14,866	554	15,420

Net earnings	$25,043	$933	$25,976

Net earnings per diluted share (1)	$0.45	$0.02	$0.47

Weighted average diluted common shares outstanding	55,686		55,686

	Twelve Months Ended January 29, 2005
			NON-GAAP
	GAAP	NON-GAAP	Adjusted
	Results	Adjustments	Results
Net sales	$1,546,679	$(3,178)	$1,543,501
Cost of goods sold, including buying, distribution and occupancy costs	943,675	(5,132)	938,543

Gross margin	603,004	1,954	604,958
Selling, general and administrative expenses	484,916	(4,792)	480,124

Operating Income	118,088	6,746	124,834
Interest income	(1,526)	—	(1,526)
Interest expense	5,899	—	5,899

Earnings before income taxes	113,715	6,746	120,461
Provision for income taxes	42,359	2,513	44,872

Net earnings	$71,356	$4,233	$75,589

Net earnings per diluted share (1)	$1.29	$0.08	$1.37

Weighted average diluted common shares outstanding	55,220		55,220

(1)	Due to the effect of rounding, the sum of the per share amounts may not equal the effect of the adjustments.